UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2022

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois Corporation) 10 Executive Drive Collinsville, Illinois 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Ameren Corporation ("Ameren"), held on May 12, 2022 (the "Annual Meeting"), Ameren's shareholders approved the Ameren Corporation 2022 Omnibus Incentive Compensation Plan (the "2022 Plan"). The 2022 Plan was previously approved by Ameren's Board of Directors ("Board") on February 11, 2022, subject to shareholder approval. The 2022 Plan has been established to replace, on a prospective basis, the Ameren Corporation 2014 Omnibus Incentive Compensation Plan (the “2014 Plan”), which was previously approved by shareholders and expires on April 24, 2024.

The 2022 Plan permits the grant of restricted stock, restricted stock units, stock options (incentive stock options and nonqualified stock options), stock appreciation rights, performance awards, cash-based awards and other stock-based awards. The 2022 Plan will be administered by the Human Resources Committee of the Board, or a subcommittee thereof, or any other committee designated by the Board to administer the 2022 Plan.

A total of 8,842,321 shares of common stock is available for grants under the 2022 Plan, representing 1,342,321 shares transferred from the 2014 Plan, plus 7,500,000 new shares. The number of shares available for grant is subject to adjustment under certain circumstances described in the 2022 Plan.

The Board may terminate or amend the 2022 Plan at any time; provided, however, that amendment of the 2022 Plan will be subject to stockholder approval in certain circumstances. The 2022 Plan will expire and no grants will be made thereunder on or after May 12, 2032.

This description of the 2022 Plan is a summary only and is qualified by reference to the 2022 Plan, which is filed as Exhibit 10.1 hereto. A more complete description of the terms of the 2022 Plan can be found in “Item 3 - Approval of the Ameren Corporation 2022 Omnibus Incentive Compensation Plan” on pages 82 to 86 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2022, which description is incorporated by reference herein.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of each of Ameren, Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), and Ameren Illinois Company, doing business as Ameren Illinois (“Ameren Illinois”), held on May 12, 2022, the matters listed below were submitted to a vote of each company’s respective shareholders.

Ameren

Item (1): Election of Directors

The following individuals (comprising Ameren’s full Board of Directors) were elected:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Warner L. Baxter	188,065,856	3,405,770	523,402	24,016,221
Cynthia J. Brinkley	189,536,379	1,885,927	572,722	24,016,221
Catherine S. Brune	184,062,244	7,354,136	578,648	24,016,221
J. Edward Coleman	188,588,244	2,799,843	606,941	24,016,221
Ward H. Dickson	188,962,218	2,439,823	592,987	24,016,221
Noelle K. Eder	186,516,207	4,909,193	569,628	24,016,221
Ellen M. Fitzsimmons	188,738,109	2,673,891	583,028	24,016,221
Rafael Flores	186,740,257	4,650,949	603,822	24,016,221
Richard J. Harshman	189,530,559	1,859,244	605,225	24,016,221
Craig S. Ivey	189,475,733	1,923,492	595,803	24,016,221
James C. Johnson	180,669,135	10,727,132	598,761	24,016,221
Steven H. Lipstein	185,453,928	5,935,866	605,234	24,016,221
Martin J. Lyons, Jr.	189,718,841	1,719,553	556,634	24,016,221
Leo S. Mackay, Jr.	188,745,959	2,647,849	601,220	24,016,221

Item (2): Advisory Approval of Executive Compensation

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	181,854,347	9,092,858	1,047,823	24,016,221

Item (3): Approval of the Ameren Corporation 2022 Omnibus Incentive Compensation Plan

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	185,274,388	5,652,229	1,068,411	24,016,221

Item (4): Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	206,390,936	8,810,956	809,357	—

Ameren Missouri

Item (1): Election of Directors

At Ameren Missouri’s annual meeting, the following individuals (comprising Ameren Missouri’s full Board of Directors) were elected: Bhavani Amirthalingam, Mark C. Birk, Fadi M. Diya, Michael L. Moehn, and Chonda J. Nwamu. Each individual received 102,123,834 votes for election and no withheld votes, abstentions or broker non-votes.

Ameren Illinois

Item (1): Election of Directors

At Ameren Illinois’ annual meeting, the following individuals (comprising Ameren Illinois’ full Board of Directors) were elected: Richard J. Mark, Michael L. Moehn, Chonda J. Nwamu, Patrick E. Smith and David N. Wakeman. Each individual received 25,452,373 votes for election and no withheld votes, abstentions or broker non-votes.

ITEM 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Title
10.1	2022 Omnibus Incentive Compensation Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

___________________________

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Senior Vice President, General Counsel and Secretary

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Senior Vice President, General Counsel and Secretary

AMEREN ILLINOIS COMPANY
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Senior Vice President, General Counsel and Secretary

Date: May 13, 2022